UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2010

Annual Repor t

Legg Mason

ClearBridge

Small Cap

Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Small Cap Value Fund

Fund objective

The Fund seeks long-term capital growth.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Small Cap Value Fund for the twelve-month reporting period ended September 30, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

At the Board’s regular meeting held in November 2010, Western Asset Management Company (“Western Asset”) was appointed as an additional subadviser of the Fund solely for cash management purposes. Western Asset personnel previously managed cash for the Fund through an arrangement with Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 5, 2010

Legg Mason ClearBridge Small Cap Value Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended September 30, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its first estimate for third quarter GDP growth was 2.0%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a net loss of 175,000, 66,000, 57,000 and 95,000 jobs in June, July, August and September, respectively. The unemployment rate ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and

8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. In addition, the inventory of unsold homes was a 10.7 month supply in September at the current sales level, versus a 12.0 month supply in August. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that, after four straight increases, month-to-month U.S. home prices fell 0.2% in August.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiv, the manufacturing sector has grown fourteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5. While PMI dipped back to 54.4 in September, thirteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven industries expanded in August.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets had resumed by July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This led to speculation that the Fed may again move to purchase

IV	Legg Mason ClearBridge Small Cap Value Fund

Investment commentary (cont’d)

large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Equity market review

Stock prices, as measured by the S&P 500 Indexvi (the “Index”), moved higher during five of the first seven months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than 10%. This marked the first correction since November 2007. Despite continued disappointing economic data, strong second quarter corporate profits helped the market rally in July. The market then declined again in August, triggered by fears that the economy might slip back into recession. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September. All told, the Index returned 10.16% over the twelve months ended September 30, 2010.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the twelve months ended September 30, 2010, with the Russell Midcap Indexvii gaining 17.54%. In contrast, the small-cap Russell 2000viii and the large-cap Russell 1000ix Indices rose 13.35% and 10.75%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 12.81% and 9.15%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 29, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Normally, the Fund invests at least 80% of its net assets in common stocks of small-capitalization U.S. companies. The Fund may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations.

We emphasize individual security selection while spreading the Fund’s investments among industries and sectors. We use both quantitative and fundamental methods to identify stocks of smaller-capitalization companies that we believe have a high probability of outperforming other stocks in the same industry or sector.

We use quantitative parameters to select a universe of smaller-capitalized companies that fit the Fund’s general investment criteria. In selecting individual securities from within the range, we look for “value” attributes, such as low stock price relative to earnings, book value and cash flow, as well as those with a high return on invested capital. We also use quantitative methods to identify catalysts and trends that might influence the Fund’s industry or sector focus, or our individual security selection.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. economy has seen unprecedented levels of fiscal and monetary stimulus for the past year. In the first seven months of the Fund’s reporting period, into April 2010, business confidence was improving and it appeared the U.S. economy was recovering from the severe recession of 2008 and early 2009. By the end of April 2010, however, fears of a double-dip recession gripped the market. Facing uncertain capital requirements, banks remained reluctant to lend. In much the same way, corporations presented with the uncertainties of health care legislation, changes in tax policy and future legislative issues hoarded their cash and minimized risk-based investments. Coupling this with the normal seasonal economic weakness of the summer months led the market to swoon into the end of July. Amidst a relatively stable business environment, investor sentiment remained extremely negative in August. Moving into September, expectations of seasonal strength in the fourth quarter, potential changes in the political landscape, and anticipation of a new quantitative easing by the Federal Reserve Board (“Fed”)i extended the rally into the end of the reporting period.

Q. How did we respond to these changing market conditions?

A. Our belief is that the economy and the stock market are in the early stage of a slow economic recovery that will unfold over the next few years. As such, we have positioned the portfolio’s sector emphasis to take advantage of this trend. These sectors include Industrials, Consumer Discretionary, Information Technology (“IT”), Energy, Materials and selective holdings in Financials. Each of these sectors has pro-cyclical characteristics and has served us well as the economy began to recover. Moving into early 2010, however, we did expect the economy to show seasonal weakness in the second and third quarters and thus began to position the portfolio more defensively. In particular, we lowered our weighting in some early cycle Industrials stocks where valuations were getting full, and we lowered our weighting in highly cyclical semiconductor stocks within the IT sector. In late April 2010, the market began a correction that exhibited a seesaw pattern to performance with cyclical stocks winning one day and defensive stocks winning the next. Some market pundits referred to this as the “risk on, risk off” trade. Heading into the end of the year, we expect this seesaw pattern to ease as the seasonal strength of the fourth quarter quiets fears of a double-dip recession. In addition, we believe changes in the political landscape may bring a new focus to stimulating economic growth and a more stable business environment. With both monetary and fiscal stimulus plans still at work and new programs about to be unveiled, we believe an economic recovery will continue to unfold and sectors that historically dominate performance in the later phases of a recovery will shine.

2	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Fund overview (cont’d)

Performance review

For the twelve months ended September 30, 2010, Class A shares of Legg Mason ClearBridge Small Cap Value Fund, excluding sales charges, returned 13.59%. The Fund’s unmanaged benchmark, the Russell 2000 Value Indexii, returned 11.84% over the same time frame. The Lipper Small-Cap Core Funds Category Average1 returned 13.19% for the same period.

Performance Snapshot as of September 30, 2010
(excluding sales charges) (unaudited)	6 months	12 months
Legg Mason ClearBridge Small Cap Value Fund:
Class A	0.06%	13.59%
Class B	0.55%	13.76%
Class C	-0.35%	12.69%
Class I	0.25%	14.01%
Russell 2000 Value Index	-1.90%	11.84%
Lipper Small-Cap Core Funds Category Average[1]	0.22%	13.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the returns for the six months ended September 30, 2010 for Class A, B and C shares would have been 0.00%, -0.55% and -0.49%, respectively; the returns for the twelve months ended September 30, 2010 for Class A, B and C shares would have been 13.52%, 12.51% and 12.53%, respectively.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated January 28, 2010, the gross total operating expense ratios for Class A, Class B, Class C and Class I shares were 1.35%, 2.13%, 2.29% and 1.02%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Over the twelve months ended September 30, 2010, the leading contributing portfolio stocks included Jones Lang LaSalle Inc. (+1.00% contribution to the Fund’s total return), Fossil Inc. (+0.78%), Ferro Corp. (+0.54%), Signature Bank (+0.52%) and WABCO Holdings Inc. (+0.52%).

Q. What were the leading detractors from performance?

A. Leading detractors from performance for the period included stock holdings in Artio Global Investors Inc. (-0.59% contribution to the Fund’s total return), Mueller Water Products Inc., (Class A Shares) (-0.45%), First Security Group Inc. (-0.42%), FBR Capital Markets Corp. (-0.33%) and Gibraltar Industries Inc. (-0.30%).

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes during the year included the purchase of Artio Global Investors Inc., Carrizo Oil & Gas Inc., FirstMerit Corp., Pebblebrook Hotel Trust, Tidewater Inc., UniSource Energy Corp. and Waddell & Reed Financial Inc., (Class A Shares).

Significant sales included Fairchild Semiconductor International Inc., KeyCorp., National Dentex Corp., OmniVision Technologies Inc., Tupperware Brands Corp., Wabtec Corp. and XTO Energy Inc.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 765 funds for the six-month period and among the 755 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	3

Thank you for your investment in Legg Mason ClearBridge Small Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Hable

Lead Portfolio Manager

ClearBridge Advisors, LLC

October 19, 2010

RISKS: Stocks of small-capitalization companies may involve a higher degree of risk and volatility than stocks of larger-capitalization companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of September 30, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Allied World Assurance Holdings Ltd. (2.1%), Signature Bank (1.9%), Jones Lang LaSalle Inc. (1.8%), Lawson Software Inc. (1.8%), Artio Global Investors Inc. (1.5%), Altra Holdings Inc. (1.5%), Ferro Corp. (1.4%), Cooper Tire & Rubber Co. (1.4%), Cato Corp. Class A Shares (1.4%) and Meadowbrook Insurance Group Inc. (1.4%). Please refer to pages 7 through 12 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2010 were: Financials (32.6%), Industrials (20.1%), Consumer Discretionary (11.4%), Information Technology (9.2%) and Materials (7.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

4	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2010 and September 30, 2009. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2010 and held for the six months ended September 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A4	0.06%	$1,000.00	$1,000.60	1.40%	$7.02	Class A	5.00%	$1,000.00	$1,018.05	1.40%	$7.08
Class B4	0.55	1,000.00	1,005.50	2.26	11.36	Class B	5.00	1,000.00	1,013.74	2.26	11.41
Class C4	-0.35	1,000.00	996.50	2.25	11.26	Class C	5.00	1,000.00	1,013.79	2.25	11.36
Class I	0.25	1,000.00	1,002.50	0.91	4.57	Class I	5.00	1,000.00	1,020.51	0.91	4.61

[1]	For the six months ended September 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

[4]

The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been 0.00%, -0.55% and -0.49% for Class A, Class B and C shares, respectively.

6	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 9/30/10	13.59%	13.76%	12.69%	14.01%
Five Years Ended 9/30/10	0.26	-0.31	-0.59	0.61
Ten Years Ended 9/30/10	7.26	6.62	6.39	N/A
Inception* through 9/30/10	8.84	8.27	7.96	8.74

With sales charges[2]	Class A‡	Class B‡	Class C‡	Class I
Twelve Months Ended 9/30/10	7.09%	8.76%	11.69%	14.01%
Five Years Ended 9/30/10	-0.93	-0.44	-0.59	0.61
Ten Years Ended 9/30/10	6.63	6.62	6.39	N/A
Inception* through 9/30/10	8.28	8.27	7.96	8.74

Cumulative total returns
Without sales charges[1]
Class A (9/30/00 through 9/30/10)		101.59%
Class B (9/30/00 through 9/30/10)		89.80
Class C (9/30/00 through 9/30/10)		85.82
Class I (Inception date of 4/14/03 through 9/30/10)		86.87

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason ClearBridge Small Cap Value Fund vs. Russell 2000 Value Index† — September 2000 - September 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year after purchase payment until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, Class B and Class C shares is February 26, 1999 and the inception date for Class I shares is April 14, 2003.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on September 30, 2000, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2010. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

‡	The total returns reflect a payment received due to the settlement of a regulatory matter. Absent this payment, the total returns would have been lower.

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	7

Schedule of investments

September 30, 2010

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Common Stocks — 97.7%
Consumer Discretionary — 11.4%
Auto Components — 2.1%
Cooper Tire & Rubber Co.	200,320	$3,932,281
Superior Industries International Inc.	110,845	1,915,402
Total Auto Components		5,847,683
Diversified Consumer Services — 1.4%
Sotheby’s Holdings Inc.	38,450	1,415,729
Steiner Leisure Ltd.	67,328	2,565,197	*
Total Diversified Consumer Services		3,980,926
Hotels, Restaurants & Leisure — 0.9%
Brinker International Inc.	35,860	676,320
California Pizza Kitchen Inc.	88,300	1,506,398	*
Morgans Hotel Group Co.	44,040	322,373	*
Total Hotels, Restaurants & Leisure		2,505,091
Leisure Equipment & Products — 1.1%
Callaway Golf Co.	464,730	3,253,110
Specialty Retail — 2.6%
Cato Corp., Class A Shares	144,924	3,878,166
Children’s Place Retail Stores Inc.	46,990	2,291,702	*
MarineMax Inc.	178,640	1,257,626	*
Total Specialty Retail		7,427,494
Textiles, Apparel & Luxury Goods — 3.3%
Fossil Inc.	53,940	2,901,432	*
Hanesbrands Inc.	134,200	3,470,412	*
Timberland Co., Class A Shares	141,217	2,797,509	*
Total Textiles, Apparel & Luxury Goods		9,169,353
Total Consumer Discretionary		32,183,657
Consumer Staples — 2.7%
Food & Staples Retailing — 2.0%
Casey’s General Stores Inc.	57,340	2,393,945
Pantry Inc.	71,167	1,715,836	*
Weis Markets Inc.	39,690	1,553,070
Total Food & Staples Retailing		5,662,851
Household Products — 0.7%
Central Garden and Pet Co., Class A Shares	197,220	2,043,199	*
Total Consumer Staples		7,706,050
Energy — 6.7%
Energy Equipment & Services — 2.8%
Gulf Island Fabrication Inc.	93,460	1,700,972
ION Geophysical Corp.	195,160	1,003,122	*
Matrix Service Co.	261,270	2,286,113	*
Natural Gas Services Group	91,390	1,349,830	*
Tidewater Inc.	33,190	1,487,244
Total Energy Equipment & Services		7,827,281
Oil, Gas & Consumable Fuels — 3.9%
Bill Barrett Corp.	87,930	3,165,480	*
Carrizo Oil & Gas Inc.	91,260	2,184,765	*

See Notes to Financial Statements.

8	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Denbury Resources Inc.	110,942	$1,762,868	*
Petroquest Energy Inc.	112,380	684,394	*
Rex Energy Corp.	131,730	1,686,144	*
SM Energy Co.	40,720	1,525,371
Total Oil, Gas & Consumable Fuels		11,009,022
Total Energy		18,836,303
Financials — 32.6%
Capital Markets — 6.4%
Affiliated Managers Group Inc.	42,370	3,305,284	*
Artio Global Investors Inc.	281,160	4,301,748
Cohen & Steers Inc.	18,460	400,582
Duff & Phelps Corp., Class A Shares	105,250	1,417,718
HFF Inc., Class A Shares	310,090	2,877,635	*
Raymond James Financial Inc.	87,100	2,206,243
Stifel Financial Corp.	45,934	2,126,285	*
Teton Advisors Inc., Class A Shares	711	6,008	*
Waddell & Reed Financial Inc., Class A Shares	52,590	1,438,862
Total Capital Markets		18,080,365
Commercial Banks — 9.6%
Bancorp Inc.	412,146	2,757,257	*
Cullen/Frost Bankers Inc.	45,778	2,466,061
First Security Group Inc.	316,556	354,543
FirstMerit Corp.	164,930	3,021,518
IBERIABANK Corp.	68,439	3,420,581
Signature Bank	134,320	5,216,989	*
SVB Financial Group	84,730	3,585,773	*
Tompkins Trustco Inc.	23,872	946,763
Umpqua Holdings Corp.	178,635	2,025,721
Wintrust Financial Corp.	100,220	3,248,130
Total Commercial Banks		27,043,336
Insurance — 6.2%
Allied World Assurance Holdings Ltd.	105,170	5,951,570
Arch Capital Group Ltd.	29,100	2,438,580	*
CNA Surety Corp.	161,394	2,892,181	*
EMC Insurance Group Inc.	73,100	1,558,492
Fidelity National Financial Inc., Class A Shares	49,313	774,707
Meadowbrook Insurance Group Inc.	431,110	3,867,057
Total Insurance		17,482,587
Real Estate Investment Trusts (REITs) — 7.0%
BioMed Realty Trust Inc.	183,750	3,292,800
Cogdell Spencer Inc.	217,560	1,374,979
Corporate Office Properties Trust	37,670	1,405,468
Cousins Properties Inc.	188,304	1,344,491
EastGroup Properties Inc.	37,180	1,389,788
Hersha Hospitality Trust	283,420	1,468,116
LaSalle Hotel Properties	96,504	2,257,229
Mid-America Apartment Communities Inc.	45,540	2,654,071

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	9

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Pebblebrook Hotel Trust	152,140	$2,740,041	*
Saul Centers Inc.	14,070	590,236
Senior Housing Properties Trust	27,930	656,355
Washington Real Estate Investment Trust	18,760	595,255
Total Real Estate Investment Trusts (REITs)		19,768,829
Real Estate Management & Development — 2.7%
CB Richard Ellis Group Inc., Class A Shares	132,260	2,417,713	*
Jones Lang LaSalle Inc.	58,490	5,045,932
Total Real Estate Management & Development		7,463,645
Thrifts & Mortgage Finance — 0.7%
People’s United Financial Inc.	82,866	1,084,716
Westfield Financial Inc.	131,000	1,021,800
Total Thrifts & Mortgage Finance		2,106,516
Total Financials		91,945,278
Health Care — 4.1%
Biotechnology — 1.3%
iShares Trust — iShares Nasdaq Biotechnology Index Fund	42,903	3,698,238
Health Care Providers & Services — 2.1%
Cross Country Healthcare Inc.	81,921	589,012	*
LifePoint Hospitals Inc.	66,810	2,342,359	*
RehabCare Group Inc.	142,260	2,876,497	*
Total Health Care Providers & Services		5,807,868
Health Care Technology — 0.6%
MedQuist Inc.	183,051	1,603,527	*
Life Sciences Tools & Services — 0.1%
Enzo Biochem Inc.	91,040	345,952	*
Total Health Care		11,455,585
Industrials — 20.1%
Aerospace & Defense — 1.3%
Alliant Techsystems Inc.	20,850	1,572,090	*
Spirit AeroSystems Holdings Inc.	108,190	2,156,227	*
Total Aerospace & Defense		3,728,317
Building Products — 1.1%
Gibraltar Industries Inc.	200,862	1,803,741	*
Simpson Manufacturing Co. Inc.	46,830	1,207,277
Total Building Products		3,011,018
Commercial Services & Supplies — 1.1%
EnergySolutions Inc.	231,810	1,166,004
United Stationers Inc.	36,481	1,952,099	*
Total Commercial Services & Supplies		3,118,103
Construction & Engineering — 2.0%
EMCOR Group Inc.	105,556	2,595,622	*
Granite Construction Inc.	17,690	402,271
Tutor Perini Corp.	135,740	2,727,016	*
Total Construction & Engineering		5,724,909
Electrical Equipment — 1.7%
GrafTech International Ltd.	82,430	1,288,381	*
Regal-Beloit Corp.	61,170	3,590,067
Total Electrical Equipment		4,878,448

See Notes to Financial Statements.

10	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Machinery — 7.4%
Albany International Corp., Class A Shares	115,526	$2,185,752
Altra Holdings Inc.	282,540	4,161,814	*
Kaydon Corp.	59,899	2,072,505
Mueller Industries Inc.	60,820	1,611,122
Mueller Water Products Inc., Class A Shares	546,690	1,651,004
RBC Bearings Inc.	102,560	3,484,989	*
Snap-on Inc.	65,853	3,062,823
WABCO Holdings Inc.	63,740	2,673,255	*
Total Machinery		20,903,264
Marine — 1.5%
Diana Shipping Inc.	100,590	1,277,493	*
Kirby Corp.	68,850	2,758,131	*
Total Marine		4,035,624
Professional Services — 1.1%
CDI Corp.	5,280	68,218
Hudson Highland Group Inc.	144,220	496,117	*
Korn/Ferry International	37,920	627,197	*
TrueBlue Inc.	137,676	1,879,277	*
Total Professional Services		3,070,809
Road & Rail — 2.4%
Genesee & Wyoming Inc., Class A Shares	81,970	3,556,678	*
Landstar System Inc.	36,810	1,421,602
Old Dominion Freight Line Inc.	68,685	1,745,973	*
Total Road & Rail		6,724,253
Transportation — 0.5%
Con-way Inc.	43,900	1,360,461
Total Industrials		56,555,206
Information Technology — 9.2%
Communications Equipment — 2.6%
Bel Fuse Inc., Class B Shares	34,911	726,847
Black Box Corp.	58,042	1,860,827
Digi International Inc.	137,260	1,302,597	*
Plantronics Inc.	101,690	3,435,088
Total Communications Equipment		7,325,359
Computers & Peripherals — 0.3%
Rimage Corp.	48,017	789,399	*
Electronic Equipment, Instruments & Components — 1.2%
AVX Corp.	103,010	1,423,598
Park Electrochemical Corp.	80,800	2,128,272
Total Electronic Equipment, Instruments & Components		3,551,870
Semiconductors & Semiconductor Equipment — 1.8%
Exar Corp.	238,440	1,428,256	*
ON Semiconductor Corp.	157,030	1,132,186	*
Varian Semiconductor Equipment Associates Inc.	49,190	1,415,688	*
Verigy Ltd.	132,250	1,075,193	*
Total Semiconductors & Semiconductor Equipment		5,051,323

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	11

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Software — 3.3%
EPIQ Systems Inc.	68,083	$834,698
Lawson Software Inc.	595,060	5,040,158	*
McAfee Inc.	70,492	3,331,452	*
Total Software		9,206,308
Total Information Technology		25,924,259
Materials — 7.2%
Chemicals — 2.5%
Ferro Corp.	314,550	4,054,550	*
Koppers Holdings Inc.	66,520	1,787,392
PolyOne Corp.	91,420	1,105,268	*
Total Chemicals		6,947,210
Containers & Packaging — 0.6%
AptarGroup Inc.	40,632	1,855,663
Metals & Mining — 3.3%
Carpenter Technology Corp.	73,790	2,487,461
Haynes International Inc.	100,790	3,519,587
Horsehead Holding Corp.	103,900	1,025,493	*
Olympic Steel Inc.	24,490	563,025
RTI International Metals Inc.	52,060	1,594,077	*
Total Metals & Mining		9,189,643
Paper & Forest Products — 0.8%
Louisiana-Pacific Corp.	286,340	2,167,594	*
Total Materials		20,160,110
Utilities — 3.7%
Electric Utilities — 2.1%
Cleco Corp.	34,300	1,015,966
MGE Energy Inc.	43,117	1,707,002
Portland General Electric Co.	79,300	1,608,204
Unisource Energy Corp.	48,640	1,626,035
Total Electric Utilities		5,957,207
Gas Utilities — 1.6%
Laclede Group Inc.	21,590	743,128
New Jersey Resources Corp.	30,504	1,196,367
Northwest Natural Gas Co.	38,134	1,809,458
WGL Holdings Inc.	19,410	733,310
Total Gas Utilities		4,482,263
Total Utilities		10,439,470
Total Investments before Short-term Investments (Cost — $231,747,682)		275,205,918

See Notes to Financial Statements.

12	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason ClearBridge Small Cap Value Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 2.6%
Repurchase Agreements — 2.6%
Interest in $291,952,000 joint tri-party repurchase agreement dated 9/30/10 with Barclays Capital Inc.; Proceeds at maturity — $7,221,040; (Fully collateralized by U.S. government obligations, 6.500% due 11/15/26; Market value — $7,365,422) (Cost — $7,221,000)	0.200%	10/1/10	$7,221,000	$7,221,000
Total Investments — 100.3% (Cost — $238,968,682#)				282,426,918
Liabilities in Excess of Other Assets — (0.3)%				(707,244)
Total Net Assets — 100.0%				$281,719,674

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $242,029,117.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	13

Statement of assets and liabilities

September 30, 2010

Assets:
Investments, at value (Cost — $238,968,682)	$282,426,918
Cash	442
Receivable for Fund shares sold	424,985
Dividends and interest receivable	258,445
Prepaid expenses	32,146
Total Assets	283,142,936

Liabilities:
Payable for Fund shares repurchased	809,656
Investment management fee payable	168,179
Distribution fees payable	117,926
Trustees’ fees payable	8,382
Accrued expenses	319,119
Total Liabilities	1,423,262
Total Net Assets	$281,719,674

Net Assets:
Par value (Note 7)	$186
Paid-in capital in excess of par value	299,847,274
Accumulated net investment loss	(54,262)
Accumulated net realized loss on investments	(61,531,760)
Net unrealized appreciation on investments	43,458,236
Total Net Assets	$281,719,674

Shares Outstanding:
Class A	7,794,217
Class B	831,711
Class C	7,316,025
Class I	2,627,219

Net Asset Value:
Class A (and redemption price)	$15.71
Class B*	$14.55
Class C*	$14.30
Class I (and redemption price)	$16.19
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.67

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Statement of operations

For the year Ended September 30, 2010

Investment Income:
Dividends	$2,725,684
Interest	8,411
Total Investment Income	2,734,095

Expenses:
Investment management fee (Note 2)	2,012,932
Distribution fees (Notes 2 and 5)	1,482,299
Transfer agent fees (Note 5)	707,538
Legal fees	82,951
Shareholder reports	55,440
Registration fees	54,125
Restructuring and reorganization fees	44,926
Audit and tax	30,795
Trustees’ fees	19,969
Custody fees	11,071
Insurance	5,383
Miscellaneous expenses	5,661
Total Expenses	4,513,090
Net Investment Loss	(1,778,995)

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	12,177,568
Change in Net Unrealized Appreciation (Depreciation) from Investments	21,394,581
Net Gain on Investments	33,572,149
Proceeds from Settlement of a Regulatory Matter (Note 10)	455,630
Increase in Net Assets from Operations	$32,248,784

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	15

Statements of changes in net assets

For the Years Ended September 30,	2010	2009

Operations:
Net investment loss	$(1,778,995)	$(270,205)
Net realized gain (loss)	12,177,568	(55,233,333)
Change in net unrealized appreciation (depreciation)	21,394,581	14,360,635
Proceeds from settlement of a regulatory matter (Note 10)	455,630	—
Increase (Decrease) in Net Assets From Operations	32,248,784	(41,142,903)

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	—	(23,117,610)
Decrease in Net Assets from Distributions to Shareholders	—	(23,117,610)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	57,364,379	32,669,765
Reinvestment of distributions	—	22,638,817
Cost of shares repurchased	(90,013,652)	(77,248,196)
Net assets of shares issued in connection with merger (Note 9)	52,740,743	—
Increase (Decrease) in Net Assets From Fund Share Transactions	20,091,470	(21,939,614)
Increase (Decrease) in Net Assets	52,340,254	(86,200,127)

Net Assets:
Beginning of year	229,379,420	315,579,547
End of year*	$281,719,674	$229,379,420
* Includes accumulated net investment loss of:	$(54,262)	$(49,582)

See Notes to Financial Statements.

16	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2010	2009	2008	2007[2]	2006[2]

Net asset value, beginning of year	$13.83	$17.02	$24.66	$23.77	$24.02

Income (loss) from operations:
Net investment income (loss)	(0.04)	0.03	0.06	(0.03)	0.07
Net realized and unrealized gain (loss)	1.91	(1.93)	(3.96)	2.88	1.24
Proceeds from settlement of a regulatory matter	0.01	—	—	—	—
Total income (loss) from operations	1.88	(1.90)	(3.90)	2.85	1.31

Less distributions from:
Net realized gains	—	(1.29)	(3.74)	(1.96)	(1.56)
Total distributions	—	(1.29)	(3.74)	(1.96)	(1.56)

Net asset value, end of year	$15.71	$13.83	$17.02	$24.66	$23.77
Total return[3]	13.59%[4]	(8.71)%	(17.70)%	12.36%	5.62%

Net assets, end of year (000s)	$122,478	$122,118	$161,478	$309,292	$262,334

Ratios to average net assets:
Gross expenses	1.36%[5]	1.34%	1.24%	1.19%[5]	1.13%
Net expenses	1.36 [5]	1.34	1.24	1.19 [5,6]	1.12 [6]
Net investment income (loss)	(0.28)	0.22	0.33	(0.05)	0.30

Portfolio turnover rate	46%	40%	16%	36%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.52% (Note 10).

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.34% and 1.18% for the years ended September 30, 2010 and 2007, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class B Shares[1]	2010	2009	2008	2007[2]	2006[2]

Net asset value, beginning of year	$12.79	$15.99	$23.56	$22.96	$23.41

Income (loss) from operations:
Net investment loss	(0.16)	(0.06)	(0.07)	(0.19)	(0.10)
Net realized and unrealized gain (loss)	1.76	(1.85)	(3.76)	2.75	1.21
Proceeds from settlement of a regulatory matter	0.16	—	—	—	—
Total income (loss) from operations	1.76	(1.91)	(3.83)	2.56	1.11

Less distributions from:
Net realized gains	—	(1.29)	(3.74)	(1.96)	(1.56)
Total distributions	—	(1.29)	(3.74)	(1.96)	(1.56)

Net asset value, end of year	$14.55	$12.79	$15.99	$23.56	$22.96
Total return[3]	13.76%[4]	(9.40)%	(18.32)%	11.48%	4.88%

Net assets, end of year (000s)	$12,099	$20,527	$37,973	$77,760	$126,577

Ratios to average net assets:
Gross expenses	2.20%[5]	2.11%	1.97%	1.93%[5]	1.87%
Net expenses	2.20 [5]	2.11	1.97	1.93 [5,6]	1.85 [6]
Net investment loss	(1.14)	(0.53)	(0.41)	(0.71)	(0.43)

Portfolio turnover rate	46%	40%	16%	36%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.51% (Note 10).

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.18% and 1.92% for the years ended September 30, 2010 and 2007, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2010	2009	2008	2007[2]	2006[2]

Net asset value, beginning of year	$12.69	$15.90	$23.48	$22.90	$23.38

Income (loss) from operations:
Net investment loss	(0.15)	(0.07)	(0.09)	(0.22)	(0.13)
Net realized and unrealized gain (loss)	1.74	(1.85)	(3.75)	2.76	1.21
Proceeds from settlement of a regulatory matter	0.02	—	—	—	—
Total income (loss) from operations	1.61	(1.92)	(3.84)	2.54	1.08

Less distributions from:
Net realized gains	—	(1.29)	(3.74)	(1.96)	(1.56)
Total distributions	—	(1.29)	(3.74)	(1.96)	(1.56)

Net asset value, end of year	$14.30	$12.69	$15.90	$23.48	$22.90
Total return[3]	12.69%[4]	(9.52)%	(18.43)%	11.42%	4.75%

Net assets, end of year (000s)	$104,612	$72,421	$100,575	$166,400	$176,117

Ratios to average net assets:
Gross expenses	2.20%[5]	2.28%	2.09%	2.02%[5]	1.99%
Net expenses	2.20 [5]	2.28	2.09	2.02 [5,6]	1.97 [6]
Net investment loss	(1.12)	(0.71)	(0.51)	(0.85)	(0.55)

Portfolio turnover rate	46%	40%	16%	36%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.53% (Note 10).

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.18% and 2.01% for the years ended September 30, 2010 and 2007, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2010	2009	2008	2007[2]	2006[2]

Net asset value, beginning of year	$14.20	$17.37	$25.02	$24.01	$24.16

Income (loss) from operations:
Net investment income	0.03	0.06	0.13	0.09	0.16
Net realized and unrealized gain (loss)	1.96	(1.94)	(4.04)	2.88	1.25
Total income (loss) from operations	1.99	(1.88)	(3.91)	2.97	1.41

Less distributions from:
Net realized gains	—	(1.29)	(3.74)	(1.96)	(1.56)
Total distributions	—	(1.29)	(3.74)	(1.96)	(1.56)

Net asset value, end of year	$16.19	$14.20	$17.37	$25.02	$24.01
Total return[3]	14.01%	(8.38)%	(17.46)%	12.77%	6.02%

Net assets, end of year (000s)	$42,531	$14,313	$15,554	$22,192	$105,703

Ratios to average net assets:
Gross expenses	0.93%[4]	1.02%	0.94%	0.79%[4]	0.77%
Net expenses	0.93 [4,5]	1.02 [5]	0.94	0.79 [4,6]	0.77 [6]
Net investment income	0.18	0.53	0.66	0.44	0.64

Portfolio turnover rate	46%	40%	16%	36%	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.91% and 0.78% for the years ended September 30, 2010 and 2007, respectively.

[5]

As a result of an expense limitation agreement effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.05%.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Small Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$275,205,918	—	—	$275,205,918
Short-term investments†	—	$7,221,000	—	7,221,000
Total investments	$275,205,918	$7,221,000	—	$282,426,918

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	21

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in- Capitial
(a)	$1,402,557	$15,305,774	$(16,708,331)

(a)	Reclassifications are primarily due to a tax net operating loss and the expiration of a capital loss carryover.

22	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.05%. This expense limitation cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2010, LMIS and its affiliates received sales charges of approximately $17,000 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2010, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$15,000	$2,000

*	Amount represents less than $1,000.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

At September 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$119,204,787
Sales	153,372,976

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$62,038,858
Gross unrealized depreciation	(21,641,057)
Net unrealized appreciation	$40,397,801

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	23

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2010, the Fund did not invest in any derivative instruments.

5. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$305,317	$295,084
Class B	165,233	55,817
Class C	1,011,749	340,368
Class I	—	16,269
Total	$1,482,299	$707,538

6. Distributions to shareholders by class

	Year Ended September 30, 2010	Year Ended September 30, 2009
Net Realized Gains:
Class A	—	$11,636,520
Class B	—	2,756,120
Class C	—	7,624,288
Class I	—	1,100,682
Total	—	$23,117,610

7. Shares of beneficial interest

At September 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	1,429,905	$21,473,628	1,670,274	$18,526,169
Shares issued on reinvestment	—	—	1,082,957	11,309,839
Shares repurchased	(2,603,498)	(38,433,946)	(3,412,743)	(38,134,779)
Shares issued with merger	138,047	1,976,161	—	—
Net decrease	(1,035,546)	$(14,984,157)	(659,512)	$(8,298,771)

Class B
Shares sold	75,715	$1,059,765	69,250	$719,631
Shares issued on reinvestment	—	—	277,629	2,697,123
Shares repurchased	(848,351)	(11,713,126)	(1,116,659)	(11,537,936)
Net decrease	(772,636)	$(10,653,361)	(769,780)	$(8,121,182)

24	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Notes to financial statements (cont’d)

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount

Class C
Shares sold	839,240	$11,479,062	1,019,950	$10,512,695
Shares issued on reinvestment	—	—	780,531	7,531,175
Shares repurchased	(2,557,862)	(34,665,686)	(2,417,240)	(24,637,474)
Shares issued with merger	3,327,141	43,601,697	—	—
Net increase (decrease)	1,608,519	$20,415,073	(616,759)	$(6,593,604)

Class I
Shares sold	1,471,070	$23,351,924	258,150	$2,911,270
Shares issued on reinvestment	—	—	102,965	1,100,680
Shares repurchased	(338,893)	(5,200,894)	(248,560)	(2,938,007)
Shares issued with merger	487,068	7,162,885	—	—
Net increase	1,619,245	$25,313,915	112,555	$1,073,943

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2010	2009

Distributions Paid From:
Ordinary income	—	$2,617,606
Net long-term capital gains	—	20,500,004
Total distributions paid	—	$23,117,610

As of September 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward *	$(58,471,325)
Other book/tax temporary differences(a)	(54,262)
Unrealized appreciation (depreciation)(b)	40,397,801
Total accumulated earnings (losses) — net	$(18,127,786)

*	As of September 30, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2017	$(20,866,321)
9/30/2018	(37,605,004)
$(58,471,325)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Transfer of net assets

At the close of business on December 18, 2009, the Fund acquired substantially all of the assets of the Legg Mason U.S. Small-Capitalization Value Trust (the “Acquired Fund”), pursuant to the Agreement and Plan of Reorganization dated August 6, 2009, and approved by shareholders of the Acquired Fund on November 24, 2009.

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason U.S. Small-Capitalization Value Trust	3,952,256	$52,740,743	$224,952,318

As part of the reorganization, for each share they held, shareholders of Legg Mason U.S. Small-Capitalization Value Trust Class A, Class C and Class I received 0.541306, 0.589474 and 0.608360 shares of the Fund’s Class A, Class C and Class I shares, respectively.

The total net assets of the Legg Mason U.S. Small-Capitalization Value Trust on the date of the transfer was $52,740,743. The total net assets of the Legg Mason U.S. Small-Capitalization Value Trust before acquisition

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	25

included unrealized appreciation of $4,159,550, accumulated net realized loss of $(32,925,675) and overdistributed net investment income of $(83,872). Total net assets of the Fund immediately after the transfer was $277,693,061. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Pro forma results of operations of the combined entity for the twelve months ended September 30, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment loss	$(1,537,248)
Net realized gain	11,824,158
Change in net unrealized appreciation (depreciation)	21,657,468
Increase in net assets from operations	$31,944,378

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund’s accompanying Statement of Operations since the close of business on December 18, 2009.

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or

26	Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report

Notes to financial statements (cont’d)

sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $118,199, $170,270, $160,840 and $6,321 for Classes A, B, C and I, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Legg Mason ClearBridge Small Cap Value Fund 2010 Annual Report	27

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Small Cap Value Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Small Cap Value Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2010

28	Legg Mason ClearBridge Small Cap Value Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Small Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Small Cap Value Fund	29

Independent Trustees cont’d

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

David E. Maryatt

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

30	Legg Mason ClearBridge Small Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Legg Mason ClearBridge Small Cap Value Fund	31

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

32	Legg Mason ClearBridge Small Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason ClearBridge

Small Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Small Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Small Cap Value Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Small Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01745 11/10 SR10-1233

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2009 and September 30, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $88,100 in 2009 and $102,100 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,207 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,500 in 2009 and $9,900 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for this Item 4 for the Legg Mason Partners Equity Trust were $0 in 2009 and $2,450 in 2010. These fees consisted of procedures performed in connection with the merger on December 18, 2009.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	November 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 19, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	November 19, 2010